UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

COPLEY ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42622	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

SUITE 1801-1803, 18/F, ALEXANDRA HOUSE,

18 CHATER ROAD, CENTRAL, HONG KONG

(Address of principal executive offices and zip code)

+852 2861 3335

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	COPLU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	COPL	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	COPLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Trust Agreement Extension

On November 2, 2026, in connection with the Extraordinary General Meeting (as defined below), Copley Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”) entered into Amendment No. 1 (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of April 30, 2025, by and between the Company and the Trustee (the “Trust Agreement”). The Trust Agreement Amendment amends the Trust Agreement to (i) extend the date before which the Company must consummate a business combination (as defined below) from November 2, 2026, to November 2, 2027, and (ii) extend the date on which the Trustee must liquidate the trust account established in connection with the Company’s initial public offering (the “Trust Account”) if the Company has not completed its initial business combination from November 2, 2026, to November 2, 2027 (the “Trust Agreement Amendment”).

The foregoing description of the Trust Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Trust Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Promissory Note

As disclosed in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 20, 2026, and as amended on October 30, 2026, relating to the Extraordinary General Meeting (defined below), Copley Acquisition Sponsors, LLC (the “Sponsor”) agreed that if the Extension Amendment Proposal (as defined below) was approved at the Extraordinary General Meeting, it or one or more of its affiliates, members or third-party designees would lend to the Company up to $2,400,000 to be deposited into the Trust Account.

On November 2, 2026, the shareholders of the Company approved the Extension Amendment Proposal at the Extraordinary General Meeting. Accordingly, on November 2, 2026, the Company issued an unsecured promissory note in the principal amount of $2,400,000 (the “Note”) to the Sponsor, pursuant to which the Sponsor agreed to loan to the Company up to $2,400,000 in connection with the extension of the date (the “Termination Date”) by which the Company must consummate an initial business combination (“Business Combination”). The Note does not bear interest and matures upon the earlier of (a) the closing of a Business Combination and (b) the Company’s liquidation. In the event that the Company does not consummate a Business Combination, the Note will be repaid only from amounts remaining outside of the Trust Account, if any.

The Company has caused $200,000 to be deposited into the Trust Account in connection with the first drawdown under the Note pursuant to the extension of the Termination Date to December 2, 2026, and will cause an additional $200,000 to be deposited into the Trust Account for each subsequent extension that is needed by the Company to complete a Business Combination. Such amounts will be distributed either to: (i) all of the holders of shares of the Company’s Class A ordinary shares, par value $0.0001 per share, issued as part of the units sold in the company’s initial public offering (the “Public Shares”) upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of a Business Combination, which will receive their pro rata share of such extension deposits and any redemptions will be subject to and conducted in accordance with the Company’s Articles (defined below) and Cayman law, including subject to claims of creditors.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. On November 2, 2026, the Company’s shareholders approved, by special resolution, the Extension Amendment (as defined below), which amends the Company’s Amended and Restated Memorandum and Articles of Association, adopted on April 28, 2025, to permit the Company, by resolution of the board of directors, to extend the date by which the Company must consummate a business combination up to 12 times, by one month each time, from November 2, 2026 to November 2, 2027 (i.e., for a period of time ending up to 30 months after the consummation of its initial public offering), provided that, for each such monthly extension, the Company deposits, or causes to be deposited, $200,000 into the Trust Account. The amendment became effective on November 2, 2026 upon its approval by the Company’s shareholders. The Company intends to file the Extension Amendment with the Registrar of Companies of the Cayman Islands. The foregoing description of the Extension Amendment is qualified in its entirety by reference to the full text of the Extension Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting of Shareholders

On October 29, 2026, the Company convened its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) and, following the approval by the shareholders of a proposal to adjourn the Extraordinary General Meeting, with 12,889,469 of 18,443,068 shares voting FOR the adjournment, adjourned the Extraordinary General Meeting to November 2, 2026.

At the Extraordinary General Meeting, the shareholders approved (i) a special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association, adopted on April 28, 2025 (the “Articles”) to permit the Company to extend the date by which the Company must consummate an initial business combination up to 12 times, by one month each time, from November 2, 2026 to November 2, 2027 (the “Extension Amendment”), (ii) the Trust Agreement Amendment (the Trust Agreement Amendment together with the Extension Amendment, the “Extension”), and (iii) a proposal, by ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates, if necessary (the “Adjournment Proposal”).

As of the close of business on October 19, 2026, the record date for the Extraordinary General Meeting, there were 23,728,393 shares issued and outstanding and entitled to vote, each entitling the holder to one vote per share, of which 21,530,711 shares, or 90.74%, were represented in person, virtually or by proxy at the Extraordinary General Meeting, constituting a quorum.

The following is a tabulation of the votes with respect to each proposal submitted to a vote of the Company’s shareholders at the Extraordinary General Meeting, as certified by the Inspector of Election. There were no broker non-votes with respect to any proposal.

1.	Approval of the Extension Amendment

Votes For	Votes Against	Abstentions
14,428,832	7,101,879	0

2.	Approval of the Trust Agreement Amendment

Votes For	Votes Against	Abstentions
14,428,832	7,101,879	0

3.	Approval of the Adjournment Proposal

Votes For	Votes Against	Abstentions
14,523,332	5,553,599	1,453,780

Each of the Extension Amendment and the Trust Agreement Amendment received the requisite vote of the Company’s shareholders and was approved. Although the Adjournment Proposal was approved, further adjournment of the Extraordinary General Meeting was not necessary because the Extension Amendment and the Trust Agreement Amendment were approved.

In connection with the Extraordinary General Meeting, holders of 12,889,720 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.63 per share, for an aggregate redemption amount of approximately $137,119,390.16 leaving approximately $46,241,913.77 in the Trust Account and 4,550,280 Class A ordinary shares will remain issued and outstanding

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Item 8.01. Other Events.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, without limitation, uncertainties relating to the implementation of the Extension, the amount of redemption requests made by the Company’s public shareholders and the funds that will remain in the trust account following such redemptions, its ability to complete an initial business combination within the required time period, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 under the heading “Risk Factors” and in other reports the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension. This Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association of Copley Acquisition Corp.
10.1	Amendment No. 1, dated November 2, 2026, to the Investment Management Trust Agreement, dated as of April 30, 2025, by and between Copley Acquisition Corp and Continental Stock Transfer & Trust Company.
10.2	Promissory Note, dated November 2, 2026, by and between the Company and the Sponsor.
99.1	Press Release, dated November 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPLEY ACQUISITION CORP

Date: November 5, 2026	By:	/s/ Francis Chi Yin Ng
	Name:	Francis Chi Yin Ng
	Title:	Co-Chief Executive Officer